SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

                   Date of Report (Date of earliest reported)


                             WORLD ENVIROTECH, INC.
                  ---------------------------------------------
             (Exact name of registrant as specified in its charter)


       COLORADO                      000-33031               84-1263981
-----------------------------       -----------           -------------------
(State or other jurisdiction        (Commission            (IRS Employer
         of incorporation)          File Number)          Identification No.)


7293 S. Sherman Street, Littleton, CO             80122
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(Old address of principal executive offices)   (Postal Code)


             #830-789 W. Pender St., Vancouver, B.C. Canada V6C 1H2
                ------------------------------------------------
                                 (New address)


        Registrant's telephone number, including area code: (604) 632-9638
                                                            --------------





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Item 1. CHANGES IN CONTROL OF REGISTRANT

     On December 21, 2001, XIN NET Corporation purchased 3,882,700 shares of the Company from Carl and Edna Urich and Mark Urich. The position purchased constitutes 71% of the issued and outstanding common stock.

Item 2. ACQUISITION OR DISPOSITION OF ASSETS.

        None


Item 3. BANKRUPTCY OR RECEIVERSHIP

        None


Item 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

        None


Item 5. Other Events and Regulation FD Disclosure.

     XIN NET Corp. intends to negotiate with Protect Serve Pacific, Inc. to achieve an acquisition through a share exchange of ProtectServe Pacific. No definitive agreement has been completed. ProtectServe Pacific Ltd., an innovative developer and provider of state-of-the-art web-based surveillance, monitoring and control systems.

Item 6. RESIGNATION AND APPONTMENT OF NEW DIRECTORS

     On December 24, 2001, Carl Urich resigned as President of the Company and Edna Urich resigned as Secretary/Treasurer.

     On December 24, 2001, the Directors appointed Ernest Cheung as President and a Director of the Company. The Directors also appointed Maurice Tsakok as Secretary/Treasurer of the Company.

     The Board also appointed Maurice Tsakok as a Director of the Company to take effect 10 days after Notice to Shareholder under Sec. 14f is mailed to shareholders.

     Directors Carl Urich and Edna Urich have resigned effective 10 days after Notice to Shareholders under Section 14f is mailed to shareholders.

     The biographical information of the new officers and Directors, Mr. Cheung and Mr. Tsakok, is as follows:

     ERNEST CHEUNG, Secretary and Director, age 50, has been Secretary of XIN NET Corp. since May 1998. He received a B.A. in Math in 1973 from University of Waterloo Ontario. He received an MBA in Finance and Marketing from Queen's University, Ontario in 1975. From 1991 to 1993 he was Vice President of Midland Walwyn Capital, Inc. of Toronto, Canada, now known as Merrill Lynch Canada. From 1992 until 1995 he served as Vice President and Director of Tele Pacific International Communications Corp. He has also served as President for Richco Investors, Inc. since 1995. He has been a director of our Company since 1996. He is currently a Director of Agro International Holdings, Inc. since 1997, Spur Ventures, Inc. since 1997, Richco Investors, Inc. since 1995 and Drucker, Inc. since 1997. In 2000, he became President and a Director of China NetTV Holdings, Inc.

     MAURICE TSAKOK, has been a Director of XIN NET Corp. (since 1997) and Drucker, Inc. since 1998, age 49, was employed from 1994 to 1996 by Sagit Mutual Funds, a mutual fund company, who as a vice-president was responsible for computer operations and research on global technology companies. From 1997 to present, he acted as a consultant on the high-tech industry and provides technical analysis on high-tech companies. He holds a Mechanical Engineering degree (1974 University of Minnesota) as well as an MBA specializing in Management Information Systems (MIS) (1976 Hofstra University). In 2000, he became a Director of China NetTV Holdings, Inc.

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Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

        (a)  Financial Statement of the acquired business

         It is impractical to provide the required audited financial statements and pro forma financial information at the time of the filing of this report. The required financial information will be filed within the time prescribed by Rule S-X.

        (b) Not Applicable

        (c) Exhibits

                 Share Purchase Agreement




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             WORLD ENVIROTECH, INC.
                                                  (Registrant)


                                             /s/ Ernest Cheung
Date:  December 24, 2001                     -----------------------------------
                                                    (Signature)